UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No.  )

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

COMMAND CENTER, INC.
(Name of Registrant as Specified In Its Charter)

EPHRAIM FIELDS KEITH ROSENBLOOM LAWRENCE F. HAGENBUCH RANDALL BORT SEAN GELSTON
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

-with copies to-
Phillip M. Goldberg Foley & Lardner LLP 321 North Clark Street Suite 2800 Chicago, IL 60654-5313 (312) 832-4549	Peter D. Fetzer Foley & Larder LLP 777 East Wisconsin Avenue Suite 3800 Milwaukee, WI 53202-5306 (414) 297-5596

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PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION, DATED
 NOVEMBER 29, 2017

COMMAND CENTER, INC.
ANNUAL MEETING OF SHAREHOLDERS
JANUARY [•], 2018

PROXY STATEMENT OF
EPHRAIM FIELDS
IN OPPOSITION TO
THE BOARD OF DIRECTORS OF COMMAND CENTER, INC.

WHY YOU WERE SENT THIS PROXY STATEMENT

Ephraim Fields is seeking your support to elect Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston to the board of directors (the “Board”) of Command Center, Inc. (“Command Center” or the “Company”), in opposition to the candidates nominated by the incumbent Board of Command Center.  This proxy statement and form of proxy are first being mailed to shareholders on or about December [•], 2017.  Mr. Fields, Mr. Rosenbloom, Mr. Hagenbuch, Mr. Bort and Mr. Gelston are participants in this solicitation.  The terms “we”, “us” and “our” refer to the participants.

THE PROBLEM AND THE SOLUTION

We are seeking your support to replace a majority of Command Center’s Board.

OUR CONCERNS WITH THE CURRENT BOARD OF DIRECTORS

We Are Concerned with the Company’s Prolonged Stock Price Underperformance

The Company’s stock price has significantly underperformed several benchmarks including the Russell 2000 Index.  This poor performance is especially surprising considering the significant improvement in the US labor market in recent years.  On March 2, 2017, in an effort to motivate the Board to take steps we believed would create long-term shareholder value, we submitted a slate of Board directors to be nominated at the Company’s next shareholder meeting.  The below table compares the returns of the Company’s stock price versus the Russell 2000 Index starting March 1, 2017 (the day before we submitted our slate) going back one, two and three years.

	Price Performance (1)

	1 year	2 years	3 years

Command Center	(4.9)%	(37.1)%	(4.9)%

Russell 2000 Index	35.8%	17.1%	24.6%

Over/(underperformance)	(40.7)%	(54.2)%	(29.5)%

(1) Source: Factset.

We Are Concerned with the Company’s Poor Operating Performance

We are concerned about several aspects of the Company’s operations which lead us to believe existing leadership has done a poor job of operating the Company and of maximizing its profit potential.  Our concerns include, but are not limited to:

•	Poor revenue growth including revenue growth of only 1% last quarter.

•	Limited new branch openings: branch count has increased by only 2 so far this year.

•	High CFO turnover: the Company has had 3 different CFOs since August 2016.

•	Last year, the Company was unable to file its Annual Report on Form 10-K or any of its quarterly reports on Form 10-Q within the required timetable and was forced to seek extensions.

We Are Concerned the Board Lacks Appropriate Financial Incentives

We are concerned many Board members lack sufficient financial incentive to act in the best interest of shareholders.  We also believe the Board’s current compensation plan is excessive and potentially rewards poor performance, as discussed below.

•	Several Board members own relatively few shares, especially considering how many years they have served on the Board, and in comparison to Mr. Fields’ stock ownership.

•	Board members receive the same compensation regardless if the Company’s stock price performs well or not.

•
If the current Board is re-elected, we estimate based on the current Board compensation plan that the six independent directors will earn total board compensation of approximately $250,000 next year which equates to approximately 32% of the Company’s net income for last year.

OUR SOLUTION TO BENEFIT ALL SHAREHOLDERS

1)
We have identified four highly-qualified, independent directors with relevant business, financial and public company experience.  We believe our nominees will bring fresh perspective into the boardroom.  In addition, these nominees will receive compensation, as described below, that will incentivize them to maximize long-term shareholder value.

2)
Dramatically change the current Board compensation to reduce the cost and better align it with creating shareholder value.  Our nominees believe the Company has not been run well and as a result, our nominees are confident they can have the Company take actions that are designed to create meaningful shareholder value.  As a result, if all of our nominees are elected, our nominees will agree to a compensation plan that will significantly reduce total Board compensation expense and will closely align the nominees’ compensation with the performance of the Company’s stock price.  Our nominees’ compensation plan includes:

a.	Reducing the current annual board cash retainer from $25,000 to $1

b.	Eliminating the current annual 20,000 share grant

c.	Receiving 70,000 stock options that are struck at 60c a share, which is a price 20% higher than the Company’s current stock price

d.
Receiving 90,000 restricted stock units that only vest if the Company’s stock price trades for five consecutive business days at a volume weighted average price of 70c, which is a price 40% higher than the Company’s current stock price

3)
Creating a task force consisting of select Board members, senior management and field employees to resolve critical operating issues we believe exist with the goal of improving morale and improving the Company’s operating efficiency and profitability.  We believe that in order to increase long-term shareholder value, it is critical to seek and incorporate the input of employees at all levels within the organization.

4)
Reconstituting the Board’s Strategic Alternatives Review committee with directors from our slate of nominees who have extensive experience conducting such reviews and who are incentivized to maximize long-term shareholder value.

YOUR VOTE HAS THE POWER TO CHANGE THE BOARD

Notwithstanding our perspective on Command Center, it has been our experience that shares of good businesses suffer when leadership is misguided or self-serving, or both.  As one study indicated, a board can positively impact a company’s financial performance by participating with management in formulating corporate strategy in the interest of shareholders, developing appropriate incentives for management and other employees to harness their interests to achieve the agreed upon strategic plan, and judging the performance of management against the strategic plan.

So, what is an investor to do when a board is entrenched and no longer focused on generating shareholder value?  Normally, the answer can be disappointing because it can be very difficult for shareholders to change management even if performance is very poor, and voting for an alternative slate of directors often isn’t even an option.  This year, however, you have the power to effect change at Command Center.  We have offered you a choice—an alternative slate of director nominees.

Please take advantage of this opportunity to make a change.  VOTE TO CHANGE COMMAND CENTER FOR THE BETTER.  VOTE FOR OUR DIRECTOR NOMINEES.

MEETING DETAILS AND PROXY MATERIALS

We are soliciting proxies to be used at the 2018 Annual Meeting of shareholders of Command Center, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  The Annual Meeting will be held at [•], local time, at [•] on January [•], 2018.  At the Annual Meeting, the shareholders of Command Center are being asked to consider and vote upon (1) the election of seven directors to the Board to serve until the 2018 annual meeting of shareholders, or until their respective successors are elected and qualified, (2) the ratification of the appointment of EKS&H LLLP as Command Center’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) the approval by an advisory vote of the compensation of the Company’s named executive officers, and (5) any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January [•], 2018.  This proxy statement and the accompanying form of WHITE proxy card are available at [•].

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  IF YOU ARE A RECORD HOLDER, PLEASE SIGN AND DATE YOUR WHITE PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO VOTE THE WHITE PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

Please contact InvestorCom, our proxy solicitors, at the following address, telephone number or website, if you have any questions or require any assistance:

65 Locust Avenue, Suite 302
New Canaan, CT  06840
Shareholders call toll free at (877) 972-0090
Banks and Brokers may call collect at (203) 972-9300

Please also feel free to call or email Ephraim Fields at the following

c/o Echo Lake Capital
501 Madison Avenue,  Floor 12A
New York, NY 10022
(212) 251-3381
mailto:ef@echolakecapital.com

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If you share our concerns and views about Command Center, please vote for Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston on the WHITE proxy card.

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IF YOU ARE A SHAREHOLDER OF RECORD YOU MAY VOTE BY MARKING YOUR VOTE ON THE WHITE PROXY CARD WE HAVE ENCLOSED, SIGNING AND DATING IT, AND MAILING IT IN THE POSTAGE-PAID ENVELOPE WE HAVE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

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OUR NOMINEES

Keith Rosenbloom:
Mr. Keith Rosenbloom is the co-founder of Cruiser Capital Advisors, LLC, which acts as the investment advisor to pooled investment vehicles (the “Cruiser Portfolios”) on a discretionary basis.  He has managed the Cruiser Portfolios since inception.  Mr. Rosenbloom has over 25 years of investing experience with an emphasis on applying traditional value oriented private equity techniques to public and private special situations. Prior to founding Cruiser Capital, Mr. Rosenbloom co-founded and managed the CARE Capital Group, an investment company focused on investing in hedge funds and creating alternative investment opportunities, where he served as Portfolio Manager of the CARE Fund and CARE Market Neutral Fund. Prior to CARE Capital, Mr. Rosenbloom co-managed Comvest Venture Partners, a private equity and bridge loan fund, and served as Director of Merchant Banking for Commonwealth Associates.  Mr. Rosenbloom acts as an advisor to two family offices on their alternative investment portfolios. Mr. Rosenbloom graduated cum laude from Yale University. Mr. Rosenbloom has extensive experience in corporate finance, mergers and acquisitions, and public market and private equity investing.

Lawrence F. Hagenbuch:
Mr. Lawrence Hagenbuch is currently the Chief Operating Officer and Chief Financial Officer for J. Hilburn, Inc., a custom clothier for men.  Mr. Hagenbuch has been with J. Hilburn since May 2010.  Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded Remy International from 2008 until 2015 when it was sold for $1.2 billion.  He currently serves on the board of directors of the publicly traded Arotech Corp. Mr. Hagenbuch has served in senior management positions for Suntx Capital partners, Alix Partners, GE / GE capital, and American National Can.  Mr. Hagenbuch began his professional career in the United States Navy.  He served for four years as the Weapons Officer onboard USS Reuben James (FFG-57) in the Pacific Fleet. Mr. Hagenbuch earned an undergraduate in engineering degree from Vanderbilt University on a full Navy ROTC scholarship.  He later earned an MBA from the Wharton School of the University of Pennsylvania.  Mr. Hagenbuch currently serves as a founding board member of the veteran’s service charity, Soldiers Who Salsa.  Mr. Hagenbuch has extensive experience in operations, marketing and strategic planning.

Randall Bort:
Mr. Randall Bort has served on the Board of Directors of Hostess Brands, Inc., a packaged food company, (formerly known as Gores Holdings, Inc.) and currently serves on the board of directors and is Chairman of the Audit Committee of Gores Holdings II, Inc., a global investment firm.  Both of these entities are publicly traded companies.  Mr. Bort is a Co-Founder of SandTree Holdings, LLC, a private investment firm. Previously, Mr. Bort was an investment banker at Drexel Burnham Lambert, BT Securities, Donaldson, Lufkin & Jenrette, Credit Suisse First Boston, The Mercanti Group and Imperial Capital.  Mr. Bort has significant financial, transactional and capital markets experience across multiple industries and has worked both domestically and in Asia.  Mr. Bort earned a B.A. in Economics and Mathematics from Claremont McKenna College and an M.B.A. in Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania.

Sean Gelston:
Mr. Sean Gelston is a portfolio manager and chief operating officer at Victori Capital, an investment firm based in Stamford, CT, where he also manages a long/short equity fund.  Previously he was a partner and co-portfolio manager at the Iroquois Energy Fund.  He has also held analyst positions at Castleton Commodities International, Clarus Capital and the Dreyfus Corporation, and prior to his coming to Wall Street was employed as an engineer at Ford Motor Company.  He holds a B.S. in Mechanical Engineering from the Massachusetts Institute of Technology, an M.S. in Mechanical Engineering from the University of Michigan and an M.B.A. from the University of Michigan.  He has been a CFA charter holder since 2003.

The combination of experience, skill sets, and qualifications discussed above led to the conclusion that each of the nominees should serve as a director of the Company.  Specifically, the nominees have gained familiarity with the Company’s financial statements and understand both the demands of operating a business and the challenges currently facing the Company, which will make them a valuable resource on the Board.

Furthermore, the role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his duties and fiduciary obligations.  We believe that the background and expertise of each of the nominees, as set forth above, evidence those abilities and are appropriate to his serving on the Company’s Board.

We believe that each of our nominees would be deemed “independent” as that term is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ Marketplace Rules.  We also believe that the nominees would each qualify as an “audit committee financial expert,” as that term is defined by the Securities and Exchange Commission (the “SEC”) in Item 407(d)(5) of Regulation S-K.  Our nominees have consented to being named in the proxy statement and have agreed to serve as directors of the Company if elected.

We expect that our nominees will be able to stand for election but in the event that one or more are unable to serve or for good cause will not serve, the shares represented by the enclosed WHITE proxy card will be voted for a substitute nominee (or nominees, as the case may be), to the extent this is not prohibited under the Company’s charter documents and applicable law.  In addition, we reserve the right to solicit proxies for the election of such substitute nominee(s) if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or, if consummated, would have, the effect of disqualifying our nominees, to the extent this is not prohibited under the Company’s charter documents and applicable law.  In any such case, shares represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Company’s charter documents and applicable law, if the Company increases the size of its Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WHO CAN VOTE AT THE ANNUAL MEETING

Only holders of record of Command Center’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on December [•], 2017 (the “Record Date”), are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the Annual Meeting.

HOW TO VOTE BY PROXY

To elect our nominees to the Board, if you are a record holder (namely, your shares are registered directly in their name with Command Center’s transfer agent, Continental Stock Transfer and Trust Company), you can vote by marking your vote on the WHITE proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor, InvestorCom at (877) 972-0090 if you require assistance in voting your shares.  This proxy statement and the accompanying form of WHITE proxy card are available [•].

Properly executed proxies will be voted in accordance with the directions indicated thereon.  If you sign the WHITE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•	“FOR” the election of our nominees to the Board, Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston.

•	“FOR” the ratification of the appointment of EKS&H LLLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

•	“AGAINST” the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement.

•	“AGAINST” any proposal by the Company to adjourn the meeting to allow the Company to solicit additional votes.

You will not be able to vote for any Company nominee on our proxy card.  We are only seeking proxies for the election of our four nominees.  Therefore any shareholder who votes for our four nominees will not be permitted to exercise their vote for the other three Board seats that are up for election at the Annual Meeting.  If our four director nominees get elected, the remaining three spots will be filled by those Company nominees who get the most votes.  You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  There is no assurance that any of the candidates who have been nominated by the Company will serve as a director if Mr. Fields’ nominees are elected.

Rule 14a-4(c)(3) of the Exchange Act, governs our use of discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without providing any discussion of the matter in this proxy statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf.  You should also sign, date and mail the voting instruction from your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of banks and brokerage firms are participating in a program that allows eligible shareholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in the telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Shareholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive the WHITE proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Shareholders of Command Center are not permitted to cumulate their votes for the election of directors.

Only holders of record of Common Stock, at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting, and at any postponements or adjournments thereof.  Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting.

Quorum. A quorum is necessary to hold a valid meeting. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter, or broker non-votes, will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

Effect of Abstentions, Voting Requirements, Withheld Votes and Broker Non-Votes. Voting for director nominees is by plurality. Approval of the independent registered accounting firm must be approved by the affirmative vote of a majority of shares cast at the Annual Meeting, assuming a quorum is present. That means that the shares voted “FOR” a proposal must exceed the numbers voted “AGAINST” that proposal. Because the “say-on-pay” proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote. The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “FOR” nor “AGAINST” a nominee or proposal, and will have no effect on the outcome of the vote. The shares of a shareholder whose ballot on any or all proposals is marked as “ABSTAIN” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted.

If you wish to vote the shares you own beneficially through a broker or custodian at the Annual Meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Brokers may exercise discretion to vote uninstructed shares as to which instructions are not given only with respect to the ratification of the selection of the independent registered accounting firm. Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections, for equity compensation plans or advisory votes on executive compensation. For your vote to be counted, you must submit your voting instruction form to your broker or custodian. The following table shows how abstentions and broker non-votes will be treated with respect to each voting matter:

Item	Votes Required for Approval	Abstentions	Uninstructed Shares/Broker Non-Votes

Election of Directors	Plurality of votes cast	Not counted	Not counted

Ratification of Independent Auditors	Majority of votes cast	Not counted	Discretionary vote

Advisory Vote on Executive Compensation	Majority of votes cast	Not counted	Not counted

Required Vote for Proposals to Pass

Election of Directors: The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees. Withheld votes or broker non-votes with respect to this proposal will have no effect on this vote. Since we are only proposing four nominees for the Board, if our nominees are elected, the Company’s three nominees with the highest number of shares voted in such nominee’s favor will also be elected.

Ratification of the selection of our independent registered public accounting firm: The affirmative vote of the holders of a majority of shares cast is required to ratify our selection of EKS&H LLLP as our independent registered public accounting firm for the year ending December 31, 2017. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted and will have no effect on this vote. Because this proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker non-votes likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

Compensation of Executive Officers: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. Abstentions and broker non-votes, if any, will not have any impact on this advisory vote.

For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both Command Center and Mr. Fields, all items listed in the notice for the meeting will be considered “non-routine” matters.  In that case, if you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.

WE URGE YOU TO VOTE FOR THE ELECTION OF MESSRS. KEITH ROSENBLOOM, LAWRENCE F. HAGENBUCH, RANDALL BORT AND SEAN GELSTON AS DIRECTORS OF COMMAND CENTER; FOR THE RATIFICATION OF PMB HELIN DONOVAN, LLP; FOR THE COMPENSATION OF THE EXECUTIVE OFFICERS; AND “AGAINST” ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado, 80235, prior to the Annual Meeting or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.  If you were a shareholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

IMPORTANT:  If you wish to support Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston, please sign, date and return only the WHITE proxy card.  If you later vote on management’s GOLD proxy (even if it is to withhold authority to vote for management’s nominees), you will revoke your previous vote for Messrs. Rosenbloom, Hagenbuch, Bort and Gelston.  Please discard the Company’s GOLD proxy card.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

If you have already sent a GOLD proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the WHITE proxy card or by voting in person at the Annual Meeting.

IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE COMMAND CENTER STOCK REPRESENTED BY THE WHITE PROXY CARD FOR THE ELECTION OF MESSRS. KEITH ROSENBLOOM, LAWRENCE F. HAGENBUCH, RANDALL BORT AND SEAN GELSTON AS DIRECTORS OF COMMAND CENTER; FOR THE RATIFICATION OF PMB HELIN DONOVAN, LLP; FOR THE COMPENSATION OF THE EXECUTIVE OFFICERS; AND “AGAINST” ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by Ephraim Fields.  In addition to the use of the mails, proxies may be solicited by Mr. Fields and/or his employees by telephone, telegram, and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation.  Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold, and Mr. Fields will reimburse such institutions for their reasonable out-of-pocket expenses.

We have retained InvestorCom, a proxy solicitation firm, to assist in the solicitation of proxies at a fee estimated not to exceed $[•], plus reimbursement of reasonable out-of-pocket expenses and fees related to calls to solicit shareholders.  Approximately [•] persons will be utilized by that firm in its solicitation efforts.

We estimate that our total expenditures relating to the solicitation of proxies will be approximately $[•] (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation).  Total cash expenditures to date relating to this solicitation have been approximately $[•].

We intend to seek reimbursement from the Company for our actual expenses in connection with this solicitation.  If elected, Mr. Fields and his nominees will submit the matter to a vote of the Company’s Board.  The Company’s Board may vote to submit the matter of reimbursement to a vote of the Company’s shareholders.  If elected to the Company’s Board, Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston intend to vote in favor of reimbursing Mr. Fields and submitting the matter to a vote of the Company’s shareholders.  If the matter is submitted to a vote of the Company’s shareholders, we will vote our shares in favor of such reimbursement and will accept the results of such shareholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The participants are (“the “Participants”):

Name	Age	Business Address

Ephraim Fields	51	c/o Echo Lake Capital 501 Madison Avenue, Floor 12A New York, NY 10022
Keith Rosenbloom	49	c/o Cruiser Capital 501 Madison Avenue, Floor 12A New York, NY 10022
Lawrence F. Hagenbuch	51	4309 Larchmont Ave Dallas, TX 75205
Randall Bort	53	999 N. Sepulveda Blvd. #600 El Segundo, CA 90245
Sean Gelston	48	2 Landmark Square Suite 208 Stamford, CT 06901

Appendix A lists certain information regarding ownership of the Common Stock by the Participants and transactions in the Common Stock made by the Participants during the past two years.

No Participant has during the last ten years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as set forth herein, no Participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

There are no material proceedings to which any Participant or any associate of any Participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  Except as described herein, no Participant and no associate of any Participant has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a shareholder of the Company.

Except as described herein or in Appendix A, neither any Participant nor any associate of any Participant (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

Mr. Fields has not paid any compensation to Messrs. Rosenbloom, Hagenbuch, Bort or Gelston in connection with this proxy solicitation.  Mr. Fields will generally reimburse or indemnify Messrs. Rosenbloom, Hagenbuch, Bort and Gelston for any expenses and/or liabilities they may incur in connection with the Annual Meeting.  There are no other arrangements or understandings with Messrs. Rosenbloom, Hagenbuch, Bort and Gelston other than as set forth herein.

CERTAIN EFFECTS OF THE SOLICITATION

We are seeking to replace a majority of the directors of Command Center’s Board.  Certain of the Company’s material agreements could be impacted if a “change in control” occurs as a result of this proxy solicitation.  A “change in control” may be deemed to occur under these agreements if a majority of the Company’s Board were replaced with individuals not nominated or endorsed by those persons serving as directors prior to the Annual Meeting.

OTHER MATTERS

Rule 14a-5(c) of the Exchange Act permits us to communicate certain information that we are required to provide in this proxy statement by referring to such information in the Company’s proxy statement, eliminating the need for us to provide this information directly in this proxy statement.  Specifically, we are relying on disclosure in the Company’s proxy statement to communicate the following information: (1) the security ownership of management and beneficial owners of more than 5% of the stock; (2) the committees of the Company’s Board, including the nominating and governance, compensation and audit committees (and information about audit committee financial experts); (3) the meetings of the Company’s Board and all committees thereof; (4) the background and qualifications of the nominees of the Company’s Board; (5) the Company’s leadership structure and the Board’s oversight of risk management; (6) the compensation and remuneration paid and payable to the Company’s directors and management, and other compensation related information, including information related to the advisory vote on the compensation of the Company’s named executive officers; (7) the attendance of members of the Company’s Board at the annual meeting; (8) the Company’s policies and procedures for the review, approval or ratification of transactions with related persons; (9) the Company’s director nomination process; (10) the independence of the Company’s directors; (11) shareholder communication with the Company’s Board; (12) the deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement for the 2018 annual meeting of shareholders under Rule 14a-8 of the Exchange Act; (13) the date after which a notice of shareholder proposal submitted outside the process of Rule 14a-8 is considered untimely; (14) information regarding executive and director compensation; (15) information regarding the Company’s independent registered public accounting firm and the fees paid to such firm, including information regarding the Company’s prior independent registered public accounting firm, PMB Helin Donovan, LLP; (16) the number of outstanding shares; and (17) identification of executive officers.  We have no knowledge of, or responsibility for, the accuracy of the Company’s disclosures in its proxy materials.

ADDITIONAL INFORMATION

The information concerning Command Center contained in this proxy statement has been taken from, or is based upon, publicly available information.  Although we do not have any information that would indicate that any information contained in this proxy statement concerning Command Center is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of the information prepared by Command Center.

Command Center files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MESSRS. ROSENBLOOM, HAGENBUCH, BORT AND GELSTON.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A GOLD PROXY TO THE COMPANY’S BOARD, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A WHITE PROXY TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

Please contact InvestorCom, our proxy solicitors, at the following address, telephone number or website, if you have any questions or require any assistance:

65 Locust Avenue, Suite 302
New Canaan, CT  06840
Shareholders call toll free at (877) 972-0090
Banks and Brokers may call collect at (203) 972-9300

Please also feel free to call or email Ephraim Fields at the following

c/o Echo Lake Capital
501 Madison Avenue,  Floor 12A
New York, NY 10022
(212) 251-3381
mailto:ef@echolakecapital.com

Sincerely,

Ephraim Fields

December [•], 2017

Appendix A

Mr. Fields owns shares of Common Stock as reflected below.  Messrs. Hagenbuch, Rosenbloom, Bort and Gelston do not own shares of Common Stock, beneficially (directly or indirectly) or of record and to their knowledge, none of their affiliates or associates own any shares of Common Stock beneficially (directly or indirectly).

Name of Participant	Ownership	Percent of Class	Amount

Ephraim Fields	Of Record	*	500

Ephraim Fields	Beneficially	4.5%	2,701,011

* Less than one percent.

All or part of the shares of Common Stock owned by Mr. Fields may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to Mr. Fields.  Such loans, if any, generally bear interest at a rate based upon the federal funds rate plus a margin.  Such indebtedness, if any, may be refinanced with other banks or broker-dealers.  As of the date of this filing, Mr. Fields does not have any loans secured by shares of Common Stock.

No Participant is required to file reports under Section 16 of the Exchange Act, with respect to the Common Stock.

With regard to all shares of Common Stock purchased or sold within the past two years, set forth below are the dates on which they were purchased or sold and the amount purchased or sold on each such date.  Other than Mr. Fields, none of the other Participants has had any transactions in shares.

	Shares
Date	Bought/(Sold)	Price Per Share
11/28/2017	70,600	$ 0.49
11/20/2017	-59,908	$ 0.50
11/15/2017	6,000	$ 0.46
11/14/2017	27,800	$ 0.43
11/14/2017	15,100	$ 0.43
11/13/2017	4,400	$ 0.46
11/13/2017	-25,000	$ 0.50
11/10/2017	-10,000	$ 0.43
11/10/2017	39,500	$ 0.45
11/3/2017	14,500	$ 0.45
10/26/2017	100,000	$ 0.45
10/24/2017	-3,000	$ 0.44
10/23/2017	-80,000	$ 0.44
10/23/2017	-65,476	$ 0.44
10/11/2017	57,000	$ 0.44
10/4/2017	91,500	$ 0.43
10/2/2017	-23,900	$ 0.44

	Shares
Date	Bought/(Sold)	Price Per Share
9/27/2017	30,310	$ 0.42
9/27/2017	32,500	$ 0.45
9/26/2017	15,000	$ 0.41
9/25/2017	10,000	$ 0.41
9/22/2017	20,000	$ 0.40
9/22/2017	40,000	$ 0.40
9/12/2017	95,372	$ 0.37
8/22/2017	20,000	$ 0.35
8/22/2017	10,000	$ 0.35
8/21/2017	15,000	$ 0.35
8/18/2017	3,000	$ 0.35
8/18/2017	12,700	$ 0.35
8/16/2017	11,000	$ 0.34
8/16/2017	25,000	$ 0.34
8/15/2017	30,000	$ 0.36
8/15/2017	-39,820	$ 0.34
8/15/2017	-17,705	$ 0.35
8/15/2017	-12,000	$ 0.36
5/30/2017	-5,000	$ 0.35
5/17/2017	-48,403	$ 0.36
5/15/2017	-8,500	$ 0.37
5/15/2017	-18,100	$ 0.35
5/15/2017	-1,500	$ 0.36
5/4/2017	-10,600	$ 0.34
4/27/2017	-16,043	$ 0.35
4/25/2017	-51,000	$ 0.35
4/20/2017	-2,500	$ 0.35
4/20/2017	-22,500	$ 0.35
4/19/2017	-15,000	$ 0.37
4/19/2017	48,012	$ 0.36
4/11/2017	10,600	$ 0.33
4/4/2017	17,000	$ 0.34
4/4/2017	14,950	$ 0.32
4/3/2017	14,950	$ 0.32
4/3/2017	17,000	$ 0.34
4/3/2017	25,000	$ 0.33
4/3/2017	25,000	$ 0.33
4/3/2017	23,500	$ 0.35
3/31/2017	34,600	$ 0.35

	Shares
Date	Bought/(Sold)	Price Per Share
3/31/2017	20,000	$ 0.35
3/31/2017	35,000	$ 0.35
3/31/2017	20,000	$ 0.35
3/31/2017	20,000	$ 0.35
3/31/2017	25,000	$ 0.35
3/31/2017	19,900	$ 0.35
3/31/2017	100	$ 0.35
3/31/2017	20,000	$ 0.35
3/27/2017	11,600	$ 0.38
3/2/2017	1,507	$ 0.38
2/27/2017	20,000	$ 0.40
2/27/2017	9,000	$ 0.40
2/27/2017	9,000	$ 0.40
2/27/2017	20,000	$ 0.40
2/13/2017	15,000	$ 0.38
2/13/2017	15,000	$ 0.38
2/6/2017	30,000	$ 0.40
1/27/2017	-80,000	$ 0.41
1/27/2017	-24,300	$ 0.41
1/27/2017	-20,843	$ 0.41
1/27/2017	-11,000	$ 0.41
1/27/2017	-4,000	$ 0.42
1/18/2017	-25,000	$ 0.41
1/18/2017	-24,650	$ 0.41
1/18/2017	-1,002	$ 0.39
1/18/2017	-7,500	$ 0.41
1/3/2017	-100	$ 0.38
12/12/2016	-14,269	$ 0.36
12/12/2016	-20,000	$ 0.37
12/9/2016	-350	$ 0.40
12/6/2016	-28,391	$ 0.38
12/6/2016	-2,509	$ 0.38
12/2/2016	-46,000	$ 0.39
12/1/2016	-20,000	$ 0.39
12/1/2016	-30,000	$ 0.39
12/1/2016	-30,000	$ 0.38
12/1/2016	-28,525	$ 0.38
11/28/2016	25,000	$ 0.36

	Shares
Date	Bought/(Sold)	Price Per Share
11/28/2016	25,000	$ 0.36
11/28/2016	15,000	$ 0.36
11/28/2016	15,000	$ 0.36
10/13/2016	28,525	$ 0.36
10/13/2016	30,000	$ 0.36
10/13/2016	20,000	$ 0.36
9/30/2016	-12,400	$ 0.38
9/29/2016	-48,850	$ 0.38
9/28/2016	-4,600	$ 0.39
9/8/2016	3,000	$ 0.38
9/8/2016	1,500	$ 0.38
9/8/2016	7,000	$ 0.38
9/8/2016	23,000	$ 0.38
9/6/2016	15,000	$ 0.39
9/1/2016	-3,300	$ 0.40
9/1/2016	-18,300	$ 0.40
8/29/2016	-46,242	$ 0.44
7/19/2016	-20,000	$ 0.39
7/13/2016	-30,000	$ 0.43
7/11/2016	-2,259	$ 0.43
7/8/2016	-17,500	$ 0.41
7/8/2016	-29,979	$ 0.41
7/8/2016	-500	$ 0.40
7/8/2016	-2,000	$ 0.39
7/8/2016	-14,500	$ 0.40
7/8/2016	-50	$ 0.41
7/8/2016	-9,812	$ 0.41
7/8/2016	-2,500	$ 0.41
7/8/2016	-17,500	$ 0.41
7/8/2016	-10,000	$ 0.41
7/6/2016	-7,500	$ 0.39
7/6/2016	-3000	$ 0.37
7/6/2016	-2,500	$ 0.39
7/6/2016	-6,900	$ 0.40
7/6/2016	-22,200	$ 0.41
7/5/2016	-2,500	$ 0.42
7/5/2016	-2,500	$ 0.40
7/5/2016	-2,500	$ 0.40

	Shares
Date	Bought/(Sold)	Price Per Share
7/5/2016	-17,500	$ 0.41
7/5/2016	-15,000	$ 0.41
7/5/2016	-2,500	$ 0.41
7/5/2016	-11,300	$ 0.36
7/5/2016	-31,200	$ 0.42
7/5/2016	-5,000	$ 0.42
7/5/2016	-20,000	$ 0.41
7/1/2016	-29,500	$ 0.40
6/30/2016	-500	$ 0.40
6/29/2016	-388	$ 0.40
6/28/2016	-30,000	$ 0.40
6/27/2016	-21,700	$ 0.40
6/23/2016	-2,500	$ 0.40
6/7/2016	-25,000	$ 0.43
6/7/2016	-21,987	$ 0.42
6/6/2016	-2,712	$ 0.42
5/26/2016	-14,401	$ 0.40
5/26/2016	-7,000	$ 0.39
5/26/2016	-8,000	$ 0.36
5/17/2016	-1,000	$ 0.41
5/17/2016	-13,900	$ 0.41
5/12/2016	-9,500	$ 0.41
5/12/2016	-500	$ 0.41
5/12/2016	-20,000	$ 0.41
5/10/2016	20,000	$ 0.40
5/10/2016	-2,500	$ 0.42
5/9/2016	12,418	$ 0.45
5/9/2016	6,500	$ 0.46
5/9/2016	15,000	$ 0.45
5/9/2016	14,000	$ 0.45
4/11/2016	200,000	$ 0.36
4/11/2016	94,500	$ 0.36
4/11/2016	500	$ 0.36
4/11/2016	30,000	$ 0.36
4/11/2016	30,000	$ 0.36
4/11/2016	30,000	$ 0.36
4/7/2016	40,000	$ 0.36
4/7/2016	40,000	$ 0.35

	Shares
Date	Bought/(Sold)	Price Per Share
4/6/2016	300	$ 0.35
4/6/2016	25,000	$ 0.36
4/6/2016	5,000	$ 0.35
4/5/2016	4,000	$ 0.36
4/5/2016	40,000	$ 0.36
4/4/2016	40,000	$ 0.36
4/4/2016	2,500	$ 0.37
3/30/2016	11,500	$ 0.36
3/28/2016	20,000	$ 0.39
3/28/2016	15,000	$ 0.39
3/14/2016	16,000	$ 0.40
3/8/2016	200	$ 0.40
3/7/2016	362	$ 0.40
3/3/2016	40,000	$ 0.40
2/26/2016	70,000	$ 0.41
2/26/2016	10,000	$ 0.41
2/26/2016	100,000	$ 0.41
2/4/2016	1,000	$ 0.44
2/4/2016	10,000	$ 0.45
1/29/2016	7,000	$ 0.46
1/29/2016	2,700	$ 0.45
12/21/2015	200	$ 0.43

PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION, DATED
 NOVEMBER 29, 2017

PROXY

THIS PROXY IS SOLICITED BY EPHRAIM FIELDS IN OPPOSITION TO THE BOARD OF DIRECTORS OF COMMAND CENTER, INC.

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF COMMAND CENTER, INC.

2018 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Ephraim Fields and Phillip M. Goldberg, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of stock of Command Center, Inc. (“Command Center” or the “Company”) which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held at [•], local time, at [•],[•] on January [•], 2018, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder.  Unless otherwise specified, this proxy will be voted “FOR” the election of Ephraim Fields’ nominees as director; “FOR” the ratification of the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm; “AGAINST” the compensation of the Company’s named executive officers; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.  This proxy revokes all prior proxies given by the undersigned.

Mr. Fields recommends that you vote “FOR” the election of Ephraim Fields’ nominees as director; “FOR” the ratification of the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm; “AGAINST” the compensation of the Company’s named executive officers; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.

1.	ELECTION OF DIRECTORS- To elect Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston:

☐  FOR                          ☐  WITHHOLD

Instruction: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space (you can withhold authority for any nominee by writing one or more names in the following space below or withholding authority for all by marking an X next to the WITHHOLD ALL box above):

There is no assurance that any of the candidates who have been nominated by the Company will serve as a Director if Mr. Fields’ nominees are elected.

2.	RATIFICATION OF THE APPOINTMENT OF EKS&H LLLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR COMMAND CENTER FOR THE YEAR ENDING DECEMBER 31, 2017.

☐  FOR                                        ☐  AGAINST                                       ☐  ABSTAIN

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

☐  FOR                                        ☐  AGAINST                                       ☐  ABSTAIN

4.	APPROVAL OF ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

☐  FOR                                        ☐  AGAINST                                       ☐  ABSTAIN

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Dated:

Signature:

Signature (if held jointly):

Title:

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporation name by the President or other duly authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January [•], 2018.  This proxy statement and the accompanying form of WHITE proxy card are available at [__________].

PRELIMINARY VOTE AUTHORIZATION FORM, SUBJECT TO COMPLETION, DATED NOVEMBER 29, 2017

COMMAND CENTER, INC. 401(K)  PLAN VOTE AUTHORIZATION FORM

We understand that the Trustee, is the holder of record and custodian of all shares of Command Center, Inc. (the “Company”) stock allocated to me under the Command Center, Inc. 401(k)  Plan.  Further, we understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of shareholders to be held on January [•], 2018.

Accordingly, please vote my shares as follows.

1.	ELECTION OF DIRECTORS- To elect Messrs. Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort and Sean Gelston:

☐  FOR                          ☐  WITHHOLD

Instruction: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space (you can withhold authority for any nominee by writing one or more names in the following space below or withholding authority for all by marking an X next to the WITHHOLD ALL box above):

There is no assurance that any of the candidates who have been nominated by the Company will serve as a Director if Mr. Fields’ nominees are elected.

2.	RATIFICATION OF THE APPOINTMENT OF EKS&H LLLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR COMMAND CENTER FOR THE YEAR ENDING DECEMBER 31, 2017.

☐  FOR                                        ☐  AGAINST                                                      ☐  ABSTAIN

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

☐  FOR                                        ☐  AGAINST                                                      ☐  ABSTAIN

4.	APPROVAL OF ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

☐  FOR                                        ☐  AGAINST                                                      ☐  ABSTAIN

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Dated:

Signature:

Signature (if held jointly):

Title: